                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT (the "Amendment"), to the Credit Agreement referred to below is entered into as of the 19th day of March, 1999, by and among INSIGNIA FINANCIAL GROUP, INC. (FORMERLY KNOWN AS "INSIGNIA/ESG HOLDINGS, INC."), a corporation organized under the laws of Delaware (the "Borrower"), THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent, and LEHMAN COMMERCIAL PAPER INC., as Syndication Agent (collectively, the "Agents").


                              STATEMENT OF PURPOSE
                              --------------------

     The Borrower, the Lenders and the Agents are parties to a certain Credit Agreement dated as of October 22, 1998 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make, and have made, certain Loans to the Borrower.

     The Borrower has requested the Lenders to amend the Credit Agreement in the respects provided in this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

     I.   AMENDMENT OF CREDIT AGREEMENT.

          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Alternative Currency" and "Alternative Currency Commitment" in their entirety and by substituting therefor the following:

               "Alternative Currency" means Pounds Sterling, provided that up to an aggregate of the lesser of $20,000,000 or the Alternative Currency Commitment may be denominated in Canadian Dollars, Dutch Guilders, French Francs or Deutsche Marks, and, with the prior written consent of the Administrative Agent and each of the Lenders, any other lawful currency (other than Dollars) which is freely transferable and convertible into Dollars in the United States currency market and freely available to all of the Lenders in the London interbank deposit market.

               "Alternative Currency Commitment" means Fifty Million Dollars ($50,000,000), as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof, provided that up to an aggregate of the lesser of Twenty Million Dollars ($20,000,000) or the Alternative Currency Commitment may at any time be denominated in Canadian Dollars, Dutch Guilders, French Francs or Deutsche Marks.

          (b) Section 4.12(b) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and by substituting therefor the following:

               If, as result of the implementation of the European economic and monetary union ("EMU"), (i) any Alternative Currency ceases to be the lawful currency of the nation issuing such currency and is replaced by the euro or (ii) any Alternative Currency and the euro are at the same time recognized by any Governmental Authority of the nation issuing such Alternative Currency as lawful currency of such nation, then (A) any Loan in the currency of a Participating Member State shall be made in the euro, provided that any loan may, if so requested by the Borrower, be made in the National Currency Unit (based upon the fixed exchange rate) of any Participating Member State so long as such National Currency Unit continues to be available as legal tender for obligations of the same type or character as the obligations set forth in this Agreement, is freely convertible and is not subject to exchange controls; and (B) any amount payable hereunder by the Borrower in such Alternative Currency shall instead be payable in the euro and the amount so payable shall be determined by translating the amount so payable in such other Alternative Currency to the euro at the exchange rate recognized by the European central bank (or such other governmental or regulatory authority designated by the EMU for establishing such exchange rate) for the purpose of implementing the EMU, provided that any amount payable may, if so requested by the Borrower, be payable in the National Currency Unit (based upon the fixed exchange rate) of any Participating Member State so long as such National Currency Unit continues to be available as legal tender for obligations of the same type or character as the obligations set forth in this Agreement, is freely convertible and is not subject to exchange controls.

     II. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and Lenders that:

          (a) The execution and delivery of this Amendment by the Borrower and the performance of the Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, do not and will not violate any law, rule or regulation, or constitute a breach of the Articles of Incorporation, Bylaws or corporate resolutions of the Borrower or any agreement to which the Borrower is a party or by which its assets are bound. The Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

          (b) No Default or Event of Default exists.

     III. GENERAL PROVISIONS.

     (a) Limited Amendment. Except as otherwise provided herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or of any other term or condition of the other Loan Documents or (ii) to prejudice any other right or rights which the

Agents or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

     (b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (c) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

     (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (e) Expenses. All expenses incurred in connection with the preparation and negotiation of this Amendment and with the fulfillment of the requirements thereunder shall be borne by the Borrower. If any documentary or recording tax should be assessed or the affixing of any stamps be required by local, state or federal governments, the Borrower shall pay the tax and cost of such stamps.

     (f) Conflicting Terms. In the event of any conflict or inconsistency between the terms of this Amendment and the Credit Agreement and the other Loan Documents, this Amendment shall control.

     (g) Cross-References. All references in the Credit Agreement, or in any other Loan Document, to the terms "Credit Agreement" or "Agreement" or other similar reference shall be deemed to refer to the Credit Agreement as amended or modified by this Amendment. In addition, all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this amendment of the Credit Agreement unless the context otherwise requires.

     (h) Successors and Assigns. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Amendment shall inure to the benefit of the successors and assigns of the Agents and Lenders.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                 INSIGNIA FINANCIAL GROUP, INC.
                                 (formerly known as Insignia/ESG Holdings, Inc.)


                                 By: /s/James A. Aston
                                     --------------------------------
                                     Name:  James A. Aston
                                     --------------------------------
                                     Title: Chief Financial Officer
                                     --------------------------------

                                 FIRST UNION NATIONAL BANK, as
                                 Administrative Agent and Lender


                                 By: /s/Chuck P. Cecil
                                     -------------------------------
                                     Name: Chuck P. Cecil
                                     -------------------------------
                                     Title:  Senior VP
                                     -------------------------------


                                 LEHMAN COMMERCIAL PAPER INC., as
                                 Syndication Agent and Lender


                                 By:  /s/Michele Swanson
                                      ------------------------------
                                      Name:    Michele Swanson
                                      ------------------------------
                                      Title:   Authorized Signatory
                                      ------------------------------


                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.


                                 By:  /s/Robert M. Biringer
                                      -------------------------------
                                      Name:    Robert M. Biringer
                                      -------------------------------
                                      Title:  _Exec. VP
                                      -------------------------------


                                 THE BANK OF NEW YORK


                                 By:  /s/Anthony Verzi
                                      ------------------------------
                                      Name:    Anthony Verzi
                                      ------------------------------
                                      Title:   Vice President
                                      ------------------------------



                                 BARCLAYS BANK PLC


                                  By: /s/Matthew Tuck
                                      ------------------------------
                                      Name:    Matthew Tuck
                                      ------------------------------
                                      Title:   Associate Director
                                      -----------------------------

                                 LASALLE NATIONAL BANK


                                   By: /s/Julie Anne Eck
                                       ------------------------------------
                                       Name:    Julie Anne Eck
                                       ------------------------------------
                                       Title:   Commercial Banking Officer
                                       ------------------------------------



                                 NATIONAL CITY BANK


                                   By:  /s/Andrew J. Wacshaw
                                        ------------------------------
                                        Name:    Andrew J. Wacshaw
                                        ------------------------------
                                        Title:   Vice President
                                        ------------------------------



                                NATIONSBANK, N.A.


                                    By:  /s/Ann K. Robinson
                                         ------------------------------
                                         Name:    Ann K. Robinson
                                         ------------------------------
                                         Title:   Vice President
                                         ------------------------------